UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K

                          CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                               1934

        Date of Report: (Date of Earliest Event Reported):
                        September 29, 1998

                     THE QUIZNO'S CORPORATION
      (Exact name of registrant as specified in its charter)

     Colorado          000-23174         84-1169286
 (State or other      (Commission       (IRS Employer
   jurisdiction       File Number)      Identification No)
 of incorporation)

       1099 18th Street, Suite 2850, Denver, Colorado, 80202 (Address of
                    principal executive offices) (Zip Code)

                         Registrant's telephone number,
                      including area code: (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding Quizno's signs Master Franchise Agreement to Japan

Exhibit No.            Description          Reg. S-K Item No.
- -----------            -----------          -----------------
  *99.1                Press release         99



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: October 1, 1998          By:/s/ John L. Gallivan
                               John L. Gallivan, Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description          Reg. S-K Item No.
- -----------            -----------          -----------------
  *99.1                Press release         99